 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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CHINA YIDA HOLDING, CO.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A amends and restates the definitive proxy statement (the “Proxy Statement”) for the China Yida Holding, Co. (the “Company”) 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  The Proxy Statement was filed with the Securities and Exchange Commission on April 29, 2011. The Company’s Annual Meeting was originally scheduled to be held on June 19, 2011 (“Original Meeting Date”).  Since the filing of the Proxy Statement on April 29, 2011, a scheduling conflict has occurred between the Original Meeting Date and the date that local provincial Chinese government officials and related parties’ are planning on visiting on the Company. We believe the Company will benefit from the above scheduled visit by government officials in terms of business development and potential business collaboration opportunities.  The Company’s Board of Directors believes that it is in the best interests of the Company to postpone the Original Meeting Date and set a new meeting Annual Meeting date of June 26, 2011.

We are hereby amending and restating the Proxy Statement to reflect (1) the new meeting date; and (2) such other updates as are required based on the new meeting date. Other than revisions related to these changes, there are no material changes to the information contained in the Proxy Statement.

CHINA YIDA HOLDING, CO.
28/F Yifa Building
No. 111 Wusi Road
Fuzhou, Fujian, P. R. China, 350003

May 16, 2011

To the Stockholders of CHINA YIDA HOLDING, CO.:

The annual meeting of the Stockholders (the “Annual Meeting”) of China Yida Holding, Co., a Delaware corporation (the “Company”), will be held on June 26, 2011, at 10:00 a.m., local time, at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003.

Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Annual Meeting. It is important that your shares be voted on the matters scheduled to come before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, I urge you to vote your shares. We are providing the voting of your shares by mail and you can voteby executing and returning the enclosed proxy card in the prepaid envelope provided.  If you attend the Annual Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Annual Meeting, you may revoke such proxy at any time prior to the Annual Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chairman of the Board of Directors of the Company.

/s/ Minhua Chen
Minhua Chen Chief Executive Officer, President and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on June 26, 2011: In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement, our Annual Report for the 2010 fiscal year and a form of proxy relating to the annual meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.yidacn.net.  These proxy materials are available free of charge.

CHINA YIDA HOLDING, CO.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on June 26, 2011

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Yida Holding, Co, a Delaware corporation (the “Company”), will be held at 10:00 a.m., local time, at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003 for the following purposes:

1.
To elect five (5) directors to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the appointment of Friedman LLP as the Company’s independent registered public accountants for fiscal year ending December 31, 2011;

3.	To provide an advisory vote regarding the Company’s overall pay-for-performance executive compensation program;

4.	To provide an advisory vote on the frequency of say on pay votes; and

5.	To consider and act upon such other business as may properly come before the Annual Meeting.

The Board of Directors recommends that you vote in favor of each proposal.

Stockholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this Annual Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.  YOU CAN VOTE YOUR SHARES BY:

●	Mail. Simply return your executed proxy in the enclosed postage paid envelope.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
By Order of the Board of Directors

/s/ Minhua Chen
Minhua Chen Chief Executive Officer, President and Chairman of the Board

May 16, 2011

CHINA YIDA HOLDING, CO.

CHINA YIDA HOLDING, CO.
28/F Yifa Building
No. 111 Wusi Road
Fuzhou, Fujian, P. R. China, 350003

PROXY STATEMENT

GENERAL INFORAMTION

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of China Yida Holding, Co., a Delaware corporation (the “Company” or “China Yida”) for the Annual Meeting of the Stockholders (the “Annual Meeting”) to be held on June 26, 2011 at 10:00 A.M., local time, at our headquarters located at 28/F, Yifa Building, No.111, Wusi Road, Fuzhou, Fujian Province, China 350003.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to the stockholders is May 20, 2011.  The proxy materials are also available free of charge on the internet at www.yidacn.net.   Stockholders are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, stockholders do not need to attend the annual meeting to vote.  Instead, stockholders may simply complete, sign and return the executed proxy card in the postage paid envelope to vote.

We will bear the expense of solicitation of proxies for the Annual Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board of Directors personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of our common stock, $0.001 par value (the “Common Stock”), as of the close of business on May 9, 2011 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 19,551,785 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The election of directors requires the approval of a plurality of the votes cast at the Annual Meeting. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

If you are the beneficial owner, but not the registered holder of our shares, you cannot directly vote those shares at the Annual Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Annual Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Annual Meeting.

At the Annual Meeting, ballots will be distributed with respect to the proposal to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: “FOR,” “AGAINST” or “ABSTAIN”.

Proxies

The form of proxy solicited by the Board of Directors affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Annual Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Chief Executive Officer at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting at the Annual Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors has any interest in the matters to be acted upon.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our amended and restated by-laws provide that the number of our directors shall be not more than eleven (11) nor less than one (1), as fixed from time to time in our by-laws or by our Board of Directors. The Board currently consists of five (5) members, all of whom are standing for re-election.  Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

The Board has recommended for election Minhua Chen, Yanling Fan, Fucai Huang, Michael Marks and Chunyu Yin. If elected at the annual meeting, these directors would serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Minhua Chen, Yanling Fan, Michael Marks, Chunyu Yin and Fucai Huang. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of Minhua Chen, Yanling Fan, Michael Marks, Chunyu Yin and Fucai Huang has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and nominees, their ages, positions with China Yida, the dates of their initial election or appointment as director are as follows:

Name	Position/Title with China Yida	Age	Other Occupation	Director Since

Minhua Chen	Chairman	54		November, 2007

Yanling Fan	Director	38		November, 2007

Michael Marks	Director Chairman of the Audit Committee	39
* Director of China Housing and Land Development, Inc.
* Director of Shengkai Innovation, Inc.
* Director of Yanglin Soybean, Inc.
* Director of Jiangbo Pharmaceuticals, Inc.
* Director of Funtalk China Holdings Limited
				June, 2009

Chunyu Yin	Director Audit Committee Member	64	CEO of East Prosperity International Advertising Company	June, 2009

Fucai Huang	Director Audit Committee Member	64	Professor at Xiamen University Tourism Department	June, 2009

For information as to the shares of common stock beneficially owned by each nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management, as to other Board Matters, see the section “Board Information.”

The following are biographical summaries for our nominees for election as directors:

Minhua Chen

Chairman Chen has been the Chief Executive Officer of China Yida Holding, Co. since November 2007.  Chairman Chen is a Director for Fuzhou Hongda Commercial Services Co., Ltd. and the Chairman for Fujian Jintai Tourism Developments Co., Ltd and Anhui Yida Tourism Development Co., Ltd, and is also the Chief Executive Officer of Jiangxi Fenyi Yida Tourism Development Co., Ltd and Jiangxi Zhangshu Yida Toursism Development Co., For the past five years, Chairman Chen has been a part-time professor at the Tourism College of Fujian Normal University and a tutor for postgraduate students.  He is also the vice-president of Fujian Provincial Tourism Institute and vice-president of Fujian Advertisement Association. From 1978 to 1992, he was a news journalist and editor-in-chief of “Fujian Internal Reference,” eventually becoming the head of the journalist station of “Fujian Daily” in Sanming City and general manager of the newspaper “HK-Taiwan Information.”  During that period, he was appointed as chief journalist of Fujian Province to HK, where he was in charge of news and management of the publication.  During these years, several of his works in journalism received national and provincial prizes and were published in books.  He received awards for “Excellent News Journalist” and “Advanced Workers of News Management.”  Since the establishment of New Handsome Joint Group in 1995, he has advocated and practiced the concept of “circulating cultural economy.”  In 2005, he published a scholarly treatise “General Theory of Tourism and Chinese Traditional Culture”, which has been used as the educational material for undergraduates in Tourism College of Fujian Normal University.  In February 2007, he was awarded as one of the “2006 Ten Most Distinguished Persons of Fujian Economic.”  Since 1992, Chairman Chen has worked full-time as Hong Kong Yi Tat’s CEO and has run all the subsidiaries, including the media and tourism businesses.

Yanling Fan

Fan Yanling has served as a director of the Company since November 2007. Fan Yanling is the Executive Director of Fujian Jiaoguang Media Co., Ltd. and the Chairman for Fuzhou Hongda Commercial Services Co., Ltd. and a Director of Fujian Jintai Tourism Developments Co., Ltd. and is member of the Board of Supervisors of Jiangxi Fenyi Yida Tourism Development Co., Ltd and Jiangxi Zhangshu Yida Toursism Development Co., From 1992 to 1994, Ms. Fan was a journalist and radio anchorwoman for the Voice of Haixia.  From 1995 to 2004, she was the general manager of New Handsome Advertisement Co., Ltd.  Since 2000, she has taken on the following leading posts: General Manager of New Handsome Joint Group (Fujian), General Manager of Hong Kong Yitat International Investment Co., Ltd, Chairman of Fujian Gold Lake Economy and Trading (Tourism) Development Co., Ltd., Director of Sydney Communication College (Australia), and General Manager of Fujian Education and Broadcasting Media Co., Ltd.  In 2005, she was awarded “Fujian Splendid Women” and “Advanced worker of advertisement industry Fuzhou 2005.”

Michael Marks

Michael Marks has been a director of the Company of the Company since June 2009. Until December 2007 he was a managing director and principal of Sonnenblick Goldman Asia Pacific Limited. Until July 2009, Mr. Marks was the President and Director of Middle Kingdom Alliance Corp., a Special Purpose Acquisition Corporation, which invested in and merged with Pypo Digital Company Limited.  Mr. Marks continues to serve as a director of the board of the newly merged company, Funtalk China Holdings Limited (NASDAQ: FTLK). Mr. Marks is currently audit committee chairman and independent director of Shengkai Innovations, Inc. (NASDAQ: VALV), and Jiangbo Pharmaceuticals, Inc. (NASDAQ: JGBO), and is also independent director and audit committee member of China Housing and Land, Inc. (NASDAQ: CHLN) and Yanglin Soybean, Inc. (OTCBB: YSYB).

Mr. Marks has been involved in over US$2 billion of transactions in China over the past eight years, as a principal, advisor, or investment banker, and has worked closely with international and Chinese institutions.  These include, inter alia, The Carlyle Group, Starwood Capital, Goldman Sachs, Dubai Investment Group, Investec Bank, Standard Bank, Beijing International Trust and Investment Corporation, China Jin Mao Group Company Limited, and Shanghai Investment Group.

In January 2003, Mr. Marks founded the China practice of Sonnenblick Goldman, a New York headquartered investment bank established in 1893, and served as China managing director and regional principal of the firm until December 2007 when the global firm was sold.  In September 2002, Mr. Marks founded the Shanghai office of Horwath Asia Pacific, a management consulting and advisory firm affiliated with Horwath International, a global accounting and advisory firm.  He served as its director and Shanghai representative until December 2005.  From January 1998 to June 1999, Mr. Marks served as a manager of Horwath Asia Pacific in Sydney, Australia.  In March 2001, Mr. Marks founded B2Globe, and served as its chief executive officer until August 2002, when B2Globe was sold.

In June 1999, Mr. Marks joined Metro Education in China and co-founded Metro Corporate Training in Shanghai, and served as the group and company’s chief executive officer until February 2001.  From June 1999 to November 2004, when a controlling interest in Metro Education was sold, Mr. Marks also served as a director.  From January 1995 to January 1998, Mr. Marks worked in the audit, corporate finance and advisory divisions in the Johannesburg, South Africa office of PricewaterhouseCoopers.

Mr. Marks graduated with a Bachelor of Commerce (Honors) and Masters of Commerce from the University of the Witwatersrand in Johannesburg, South Africa in 1994 and 1997 respectively.  He was also president of the Commerce Students Council and vice-president of the All Faculty Council in 1994.  In 1998 Mr. Marks graduated with a Bachelor of Arts (Psychology) degree from the University of South Africa.  In 1995, Mr. Marks completed his qualifying examinations of the Chartered Institute of Management Accountants in the United Kingdom.  In 1997, Mr. Marks qualified as a Chartered Accountant in South Africa, and in 1999 as a Fellow of the Association of International Accountants in the United Kingdom. Since June 1999 Mr. Marks has lived in Shanghai, China. He speaks fluent Mandarin, French and English.

Chunyu Yin

Chunyu Yin has been a director of the Company since June 2009. Ms. Yin has a wealth of experience in China’s advertising and media industry. Between 1984 and 2002, Ms. Yin served as the general manager of China’s first state-owned cosmetics advertising company – Beijing Dabao Advertising Co. During those eighteen (18) years, the company’s annual sales increased from 40 million to 1.5 billion RMB. After she left Beijing Dabao Advertising Co. in 2002, she served as manager in several advertising companies. Currently, she is the Chief Executive Officer of East Prosperity International Advertising Company, and a teaching professor at Beijing Union University Advertising School.

All of the advertising companies in which Ms. Yin served as manager are listed on the Top 100 Advertising Companies List in China. The well-known clients she served, or is currently serving, include Daobao Cosmetics, Haier, Hisense Electric, Ariston Refrigerator, Shanxi Fen Wine, Red Eagle, Furong Wang, Tsingtao Beer, and Yanjing Beer. Ms. Yin has also achieved acknowledgement and recognition in the media industry. She participated in planning, producing and filming many important TV programs and dramas, including “Walk into Taiwan,” “China’s Economic Reports.” “1/2 Hour Economic Report.” “CCTV Young Singer Competition,” “Red Eagle Cinema” on Phoenix Channel, and the TV drama “The Prime Minister Liu Luoguo.”

In addition, Ms. Yin organized several large-scale events for Chinese government’s ministries and commissions and other international organizations: Putian Yanhuang Millenium, Dragon Board World Cup, China’s Trade Marks around the World, 2004 Miss Universe Finale, 2007 Miss Japan International Finale, Hong Kong’s Second International Mahjong Competitions.

Ms. Yin received her bachelor degree in Chinese from People’s University of China in 1979.

Fucai Huang

Fucai Huang has been a director of the Company since June 2009. Mr. Huang, founder of Xiamen University Tourism Department, has served as a full-time professor at Xiamen University for 30 years. Currently, he is also the director of tourism management doctorate program of Xiamen University. Before he was appointed as the director of the doctorate program, he was in charge of the tourism management post-doctorate program and served as doctorate student advisor. Before he joined Xiamen University, between 1989 and 1998, he was the director of Xiamen University Tourism Management Planning and Research Institute, a part time professor at the Tourism Department of Beijing International Studies University, and a consultant to Fujian tourism development.

Mr. Huang is an expert among China’s tourism academics. Between March 2008 and March 2009, Mr. Huang was appointed by the China National Tourism Bureau to preside over the Open Tourism Market for Mainland Citizens’ Travel to Taiwan and Related Management Issues.  In 2006 and 2007, he was invited by the China National Tourism Bureau and Taiwan Office of CPC Central Committee to represent China’s tourism academics to draft monographs and to participate in Strait Economic Trade Forum. Between 2005 and 2006, Mr. Huang engaged in the planning, research, and modification of display contents of China Fujian-Taiwan Kinship Museum sponsored by the Publicity Department of the CPC Central Committee and Fujian Provincial Committee. China Fujian-Taiwan Kinship Museum became the new tourism landmark of the west coast of Taiwan Strait, and a popular tourist attraction in Quanzhou, Fujian.

Mr. Huang obtained his Bachelor Degree in History from Xiamen University in 1976.

Family Relationship

Minhua Chen and Yanling Fan are husband and wife.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
EACH OF MINHUA CHEN, YANLING FAN, MICHAEL MARKS, CHUNYU YIN AND FUCAI HUANG.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Friedman LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011. Services provided to the Company by our independent registered public accountants in fiscal 2010 are described under “Audit-Related Matters—Auditor Fees and Services,” below.

We are asking our stockholders to ratify the selection of Friedman LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Friedman LLP to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT
OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2011

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

PROPOSAL THREE

ADVISORY VOTE REGARDING THE COMPANY’S
OVERALL PAY-FOR-PERFORMANCE EXECUTIVE COMPENSATION PROGRAM

This proposal, commonly known as a “Say on Pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse the Company’s executive compensation program through the following resolution:

“Resolved, that the stockholders approve the Company’s overall pay-for-performance executive compensation program, as described in the Compensation Discussion and Analysis, the compensation tables and the related narratives and other materials in this Proxy Statement.”

The Board believes that the Company’s executive compensation program, as described in the Compensation Discussion and Analysis and other sections noted in the resolution, reflects a pay-for-performance culture at the Company that is rooted in our values. The Board believes that the executive compensation program is rational and effective in that it aligns the interests of the executives with both the short-term and long-term interests of stockholders, while reducing incentives for unnecessary and excessive risk taking.

In accordance with applicable law, this vote is “advisory,” meaning it will serve as a recommendation to the Board, but will not be binding. The Board will seriously consider the outcome of this vote when determining future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADVISORY VOTE
REGARDING THE COMPANY’S OVERALL PAY-FOR-PERFORMANCE EXECUTIVE COMPENSATION PROGRAM.

PROPOSAL FOUR

ADVISORY VOTE ON FREQUENCY OF SAY ON PAY VOTES

As described in Proposal 3 above, you are being provided the opportunity to cast an advisory vote on the Company’s executive compensation program. The advisory vote on executive compensation described in Proposal 3 above is referred to as a “Say on Pay” vote.

This Proposal 4, commonly known as a “Say When on Pay” or a “Say on Frequency” vote, gives you as a stockholder the opportunity to vote on how frequently the Company’s stockholders are given an opportunity to cast a “Say on Pay” vote at future annual stockholder meetings (or any special stockholder meeting for which we must include executive compensation information in the proxy statement for that meeting). Under this Proposal 4, you may vote to have a “Say on Pay” vote take place every year, every two years or every three years. You may also choose to abstain.

The Board believes that a triennial vote complements our goal to create a compensation program that enhances long-term stockholder value.

As described in the section titled “Compensation Discussion and Analysis,” our executive compensation program is designed to motivate executives to achieve short-term and long-term corporate goals that enhance stockholder value. To facilitate the creation of long-term, sustainable stockholder value, certain of our compensation awards are contingent upon successful completion of multi-year performance and service periods. A triennial vote will provide stockholders the ability to evaluate our compensation program over a time period similar to the periods associated with our compensation awards, allowing them to compare the Company’s compensation program to the long-term performance of the Company.

The Board would similarly benefit from this longer time period between advisory votes. Three years will give the Board sufficient time to fully analyze the Company’s compensation program (as compared to the Company’s performance over that same period) and to implement necessary changes. In addition, this period will provide the time necessary for implemented changes to take effect and the effectiveness of such changes to be properly assessed. The greater time period between votes will also allow the Board to consider various factors that impact the Company’s financial performance, stockholder sentiments and executive pay on a long-term basis. The Board believes anything less than a triennial vote will yield a short-term mindset and detract from the long-term interests and goals of the Company.

In accordance with applicable law, this vote is “advisory,” meaning it will serve as a recommendation to the Board, but will not be binding. The Board will seriously consider the outcome of this vote when determining how often to hold a “Say on Pay” vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY THREE YEARS
(AS OPPOSED TO EVERY ONE YEAR OR EVERY TWO YEARS) UNDER PROPOSAL 4.

CORPORATE GOVERNANCE
BOARD OF DIRECTORS

Meetings and Certain Committees of the Board

The Board held two (2) meetings during 2010.  In fiscal year 2010, the Audit Committee held two (2)  meetings. Each director attended at least 75% of the Board of Directors and committee meetings of which he was a member during such time as he served as a director.  From time to time, the members of our Board of Directors act by unanimous written consent in accordance with Delaware law.  During the year ended December 31, 2010, our Board of Directors took action by unanimous consent on two (2) occasions.  We do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, but we encourage all members of our Board of Directors to attend such meetings.

Board Committees

Audit Committee

Our Board of Directors has a standing audit committee which carries out its responsibilities pursuant to the audit committee written charters, which are available on our website at www.yidacn.net.

The Audit Committee, which currently is comprised of Michael Marks, Chunyu Yin, and Fucai Huang, met two (2) times during 2010.  Each member of the Audit Committee is independent, as defined in the listing standards of The NASDAQ Stock Market, Inc. (“Nasdaq”).  The Audit Committee assists the Board in overseeing (i) our accounting and financial reporting processes and principles, (ii) our disclosure controls and procedures and internal control over financial reporting designed to promote compliance with generally accepted accounting principles and applicable laws and regulations, (iii) the preparation, presentation and integrity of our financial statements, and (iv) the administration of an audit of our annual financial statements by our independent auditor in accordance with generally accepted accounting standards.  The Board has determined that Mr. Michael Marks qualifies as an Audit Committee Financial Expert under applicable rules of the Commission and satisfies the financial literacy and experience requirements under the applicable Nasdaq standards.

Nominating and Compensation Committees

The Company does not have a nominating or compensation committee.  In 2009, the Board of Directors of the Company approved the adoption of the procedures for the selection of director nominees.  Pursuant to NASDAQ Rule 5605(e)(1), a majority of the independent directors shall recommend and select the director nominees.  Each of our directors participates in the consideration of director nominees.  In 2009, the Board of Directors of the Company also approved the adoption of the independent director oversight of Executive Officer compensation.  Pursuant to NASDAQ Rule 5605(d), all matters regarding executive officer compensation shall be submitted for approval or recommendation by a majority of the independent directors.  Our independent directors are Michael Marks, Chunyu Yin and Fucai Huang.

Independence of the Board of Directors

Our Board of Directors is currently composed of five (5) members. Michael Marks, Fucai Huang and Chunyu Yin qualify as independent directors in accordance with the published listing requirements of the Nasdaq Capital Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our Board of Directors has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

The Board’s Role in Risk Management

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Director’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive in its industry.

Effective risk oversight is an important priority of the Board.  The Board has implemented a risk governance framework to:

•	Understand critical risks in the Company’s business and strategy;
•	Allocate responsibilities for risk oversight among the full Board;
•	Evaluate the Company’s risk management process and see they are functioning adequately;
•	Facilitate open communication between management and directors; and
•	Foster an appropriate culture of integrity and risk awareness.

While the Board oversees risk management, Company’s management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, the Audit Committee and individual Directors on the significant risks identified and how they are being managed. Directors are free to communicate directly with senior management.

The Audit Committee plays significant role in overseeing risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics program, including the Code of Conduct. The Audit Committee members meet separately with the Company’s financial controller and representatives of the independent auditing firm.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

Board Leadership Structure and Risk Oversight

Our Chairman of the Board is also our Chief Executive Officer and President. We believe that by having this combined position, our Chief Executive Officer/Chairman serves as a bridge between management and the Board, ensuring that both act with a common purpose, and that the combined position facilitates our focus on both long- and short- term strategies.  Further, we believe that the advantages of having a Chief Executive Officer/Chairman with extensive knowledge of our company outweigh potential disadvantages.  Additionally, because three (3) of our five (5) current Board members have been deemed to be independent by our Board, we believe our board structure provides sufficient independent oversight of our management.  We do not have a lead independent director.

We administer our risk oversight function through our Audit Committee as well as through our Board as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to Minhua Chen, the Chairman of the Board of Directors, at28/F Yifa Building, No. 111 Wusi Road, Fuzhou, Fujian, P. R. China, 350003. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Chen and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Annual Meetings

We have no policy with respect to director attendance at annual meetings but we encourage every director and executive officer to attend our annual meetings. Our directors Minhua Chen, Yanling Fan and Michael Marks attended last year’s annual meeting.

Compensation of Directors

Directors who also serve as employees of the Company do not receive payment for services as directors. The independent directors of the Board of Directors are responsible for reviewing and making decisions regarding all matters pertaining to fees and retainers paid to Directors of the Board. The independent directors may engage consultants or advisors in connection with their compensation review and analysis. The independent directors did not engage any consultants in 2010.

In making non-employee Director’s compensation decisions, the independent directors take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as committee chairs, and the forms of compensation paid to directors by comparable corporations.

We do not currently compensate our other directors. We may establish certain compensation plans (e.g. options, cash for attending meetings, etc.) with respect to directors in the future.

The following table sets forth information concerning cash and non-cash compensation paid by the Company to its directors during the last fiscal year ended December 31, 2010.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Minhua Chen	0	—	—	—	—	—	0
Yangling Fan	0	—	—	—	—	—	0
Chunyu Ying	7,200	—	—	—	—	—	7,200
Fucai Huang	7,200	—	—	—	—	—	7,200
Michael Marks	38,530	—	—	—	—	—	38,530

The directors will also be reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of the Board of Directors and committees on which they serve.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but our Board may recommend adoption of one or more such programs in the future.

In the event of a change in control of the Company, and except as otherwise set forth in the applicable Award agreement, all unvested portions of Awards shall vest immediately.  Awards, whether or not then vested, shall be continued, assumed, or have new rights as determined by a committee of the board of directors designated to administer the Incentive Plan (the “Committee”), and restrictions to which any shares of restricted stock or any other Award granted prior to the change in control are subject shall not lapse.  Awards shall, where appropriate at the discretion of the Committee, receive the same distribution of the Company’s common stock on such terms as determined by the Committee.  Upon a change in control, the Committee may also provide for the purchase of any Awards for an amount of cash per share of common stock issuable under the Award equal to the excess of the highest price per share of the Company’s common stock paid in any transaction related to a change in control of the Company over the exercise price of such Award.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Executive Officers	Position/Title	Age
Minhua Chen	Chief Executive Officer and President	54
Yanling Fan	Chief Operating Officer	38
George Wung	Chief Financial Officer	36
Wei Zhang	Vice President of Investor Relations	31
Yongxin Lin	Financial Controller	40

The following are the biographical summaries of George Wung, Wei Zhang and Yongxin Lin.

George Wung

Mr. Wung has served as our Chief Financial Officer since January 2009. Between October 2005 and January 2009, Mr. Wung served as the managing director of Etech Securities Inc., supervising a team of ten individuals that deliver a variety of financial services to clients. Mr. Wung’s responsibilities at Etech Securities included directing client relationships, expanding the firm’s customer base, and building up ties with various government agencies. Between January 2004 and October 2005, Mr. Wung was the director of the Prosperity Financial Group in California, where he was responsible for conducting equity research and analysis covering fundamental, quantitative and technical research for asset management, collecting date and conducting statistical analysis on individual securities or industry groups, developing quantitative decision-making models, and analyzing the macro-economic trends. Between February 2002 and December 2003, he was the Senior Vice President of the Global American Investments, Inc. where he was responsible for collecting date and conducting statistical analysis on specific securities or industry groups, developing qualitative decision-making models, making buy, sell and hold recommendation calls on equities. Mr. Wung received his B.A. in Finance from California State University, Fullerton in 2000. He holds the Series 7 Certificate in General Securities Representative, and Series 63 Certificate in State Securities law.

Wei Zhang

Mr. Zhang has served as our Vice President of Investor Relations since January 2009. Prior to joining us, he was a senior vice president of Etech Securities, Inc. Before he joined Etech Securiites, Inc., he served as the Assistance CEO of Fujian Jinxie Real Estate Development Co. Mr. Zhang received his B.A. in Economics from University of California in 2004.

Yongxin Lin

Mr. Lin has served as our Financial Controller since October 2003. Before he joined us, Mr. Lin served as the Chief Financial Director of Fujian Furui Group. Mr. Lin is a member of CICPA. He received his B.A. in accounting in 1994.

Certain Relationships and Related Transactions

Other than described below, to the best of our knowledge, there were no other related transactions with related persons in the fiscal year ended December 31, 2010:

Rental Expense

The Company incurred rental expenses of $96,500 and $55,951 for the years ended December 31, 2010 and 2009, respectively and which included $8,851 and $8,771, respectively, paid to Xin Hengji Holding Company Limited, a related party.

Television Contract

There was a contract in force for the period of August 1, 2003 to July 31, 2010 between a related party (Xinhengji, XHJ) and a Television ("TV") Station (Owned by The Chinese Government) that provided for prepaid airtime to be purchased and utilized by the related party in return for payment of RMB 5,000,000 and purchase of suitable programming for the station in the amount of an additional RMB 5,000,000 (Educational Programming). XHJ is 80% owned by a shareholder of the Company and 20% owned by the shareholder’s mother.

 XHJ assigned the rights of the above contract to the Company to manage the commercial air time of the TV station. XHJ was responsible for paying RMB 5,000,000 to purchase the TV programs and entitled to revenue other than the commercial revenue and the Company was responsible for paying the air time of RMB 5,000,000. It also stated that if the Company helped XHJ to purchase the TV programs and if paid equaling or more than RMB 5,000,000 then the Company did not have to pay RMB 5,000,000 for air time anymore. The amount paid over the air time of RMB 5,000,000 by the Company was the Company’s advertising costs incurred and charged as cost of sales against specific airtime segments and this will not be reimbursed by XHJ.  The above agreement expired on July 31, 2010 without renewal.

Procedures for Approval of Related Party Transactions

Our policy is that our Board of Directors is charged with reviewing and approving all potential related party transactions.  All such related party transactions are then required to be reported under applicable SEC rules. Otherwise, we have not adopted procedures for review of, or standards for approval of, these transactions, but instead review such transactions on a case-by-case basis.

A “Related Person” means:

•	any person who is, or at any time during the applicable period, was, a Director of the Company or a nominee for Director or an Executive Officer;
•	any person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock;

•
any immediate family member of any of the foregoing person, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brothe-in-la, or sister-in-law of the Director, nominee for Director, Executive Officer or more than 5% beneficial owner of the Common Stock, and any person) other than a tenant or employee) sharing the household of such Director, nominee for Director, Executive Officer or more than 5% beneficial owner of the Common Stock; and

•
any firm, cooperation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Related Person Transactions Involving Directors

In general, the Company will enter into a ratify Related Party Transactions only when the Board of Directors determined that the Related Person Transaction is reasonable and fair to the Company.

When a new Related Person Transaction is identified, it is brought to the Committee on Directors and Corporate Governance to determine if the proposed transaction is reasonable and fair to the Company. The Board considers, among other things, the evaluation of the transaction by employees directly involved and the recommendation of the Chief Executive Officer.

Identifying possible Related Person Transactions involves the following procedures in addition to the completion and review of the customary Directors’ Questionnaires.

The Company annually requests each Director to verify and update the following information:

•	a list of entities where the Director is an employee, director or executive officer;
•	each entity where any immediate family member of a Director is an executive officer;
•
each firm, corporation or other entity in which the Director or an immediate family member is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest; and

•	each charitable or non-profit organization where the Director or an immediately family member is an employee, executive officer, director or trustee.

A nominee for Director also is required to provide the Company with the foregoing information.

Related Person Transaction Involving Executive Officers

Likewise, each Executive Officer is required to complete an Executive Officers’ Questionnaire annually. In addition, any Related Person Transaction involving an Executive Officer must be preapproved by the Chief Executive Officer. Any such transaction involving the Chief Financial Officer must be submitted to the Audit Committee for approval.

Verification Process

When the Company receives the requested information, the Company compiles a list of all such persons and entities, including all subsidiaries of the entities identified. The Office of the Secretary reviews the updated list and expands the list if necessary, based upon a review of SEC filings, Internet searches and applicable websites. After the list has been reviewed and updated, it is distributed within the Company to identify potential transactions.

All ongoing transactions, along with payment and receipt information, are complied for each person and entity. The information is reviewed and relevant information is presented to the Board or the Audit Committee, as the case may be, in order to obtain approval or ratification of the transactions and to review in connection with its recommendations to the Board on the independence determinations of each Director.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 29, 2011, the names, addresses and number of shares of our common stock beneficially owned by all persons known to us to be beneficial owners of more than 5% of the outstanding shares of our common stock, and the names and number of shares beneficially owned by each of our directors and executive officers, and all of our executive officers and directors as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned).  As of April 29, 2011, we had a total of 19,551,785 shares of common stock outstanding.

Name and Address of Beneficial Owner (1)	Number of Shares and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding
Minhua Chen c/o China Yida Holding, Co. 28/F Yifa Building No. 111 Wusi Road Fuzhou, Fujian The People’s Republic of China	5,611,978	28.70%

Yanling Fan c/o China Yida Holding, Co. 28/F Yifa Building No. 111 Wusi Road Fuzhou, Fujian The People’s Republic of China	5,611,978	28.70%

Michael Marks 35226 CITIC Square 1168 Nanjing Road West Shanghai 200041	60,000(2)	*

George Wung c/o China Yida Holding, Co. 28/F Yifa Building No. 111 Wusi Road Fuzhou, Fujian The People’s Republic of China	15,000(3)	*

Wei Zhang c/o China Yida Holding, Co. 28/F Yifa Building No. 111 Wusi Road Fuzhou, Fujian The People’s Republic of China	15,000(4)	*

Pope Investment II, LLC(5) 5100 Poplar Avenue, Suite 805 Memphis, Tennessee 38137	1,880,000(6)	9.6%

All directors and executive officers as a group (5 persons)	11,313,956	57.9%

* less than 1%.

(1)
A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

(2)
Represents the 45,000 shares of common stock issuable upon exercise of vested stock options and additional 15,000 shares of common stock to be vested on June 10, 2011, which were granted to Mr. Michael Marks pursuant to a non-qualified stock option agreements dated June 10, 2009 and March 17, 2011.

(3)
Represents the 15,000 shares of common stock issuable upon exercise of vested stock options, which were granted to Mr. George Wung pursuant to a non-qualified stock option agreement dated January 21, 2010. There is an additional 20,000 shares of common stock options to be vested on January 21 of each year of 2012, 2013 and 2014.

(4)
Represents the 15,000 shares of common stock issuable upon exercise of vested stock options, which were granted to Mr. Wei Zhang pursuant to a non-qualified stock option agreement dated January 21, 2010. There is an additional 20,000 shares of common stock options to be vested on January 21 of each year of 2012, 2013 and 2014.

(5)	William P. Wells is the managing member of Pope Investment II, LLC, acting alone, has voting and dispositive power over the shares beneficially owned by Pope Investment II, LLC.
(6)	Beneficial ownership of 1,880,000 shares is based on a Form 4 filed with the SEC by Pope Investment II, LLC on October 26, 2010.

COMPENSATION DISCUSSION AND ANALYSIS

Overall Objectives of the Executive Compensation Program

The Company’s executive compensation program is designed to help the Company attract, motivate and retain high quality executives, enhance individual executive performance, align incentives with the Company’s business operations most directly impacted by each executive’s performance and increase stockholder value.

Toward that end, the Company’s executive compensation program attempts to provide:

●	levels of compensation that are competitive with those provided in various markets in which the Comapny competes for its executive resources;

●	incentive compensation that varies in a manner consistent with the financial performance of the Company;

●	incentive compensation that effectively rewards corporate and individual performance; and

●	a mix of short and long-term incentive compensation that is based upon performance and aligns the executive’s compensation with stockholder value.

In designing and administering its executive compensation program, the Company attempts to maintain an appropriate balance among these various objectives, each of which is discussed in greater detail below.

Summary of Executive Compensation

The following table sets forth information concerning cash and non-cash compensation paid by the Company to its Chief Executive Officer and Chief Financial Officer, and other named executive officers for each of the two fiscal years ended December 31, 2010 and December 31, 2009.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Minhua Chen	December 31, 2010	18,400	(1)	400	(1)	0	0	0	0	0	18,800
Chief Executive Officer,	December 31, 2009	0		0		0	0	0	0	0	0
President and Chairman of the Board

Yanling Fan	December 31, 2010	15,920	(2)	400	(2)	0	0	0	0	0	16,320
Chief Operating Officer	December 31, 2009	0		0		0	0	0	0	0	0

George Wung	December 31, 2010	54,000		0		0	0	0	0	0	54,000
Chief Financial Officer	December 31, 2009	54,000		0		0	0	0	0	0	54,000

Wei Zhang	December 31, 2010	50,000		0		0	0	0	0	0	50,000
VP of Investor Relations	December 31, 2009	50,000		0		0	0	0	0	0	50,000

(1)	Mr. Chen started to receive a salary of $4,600 per month from the Company in September 2010. Mr. Chen also receives a bonus of $100 per month commencing in September 2010.

(2)	Ms. Fan started to receive a salary of $3,980 per month from the Company in September 2010. Ms. Fan also receives a bonus of $100 per month commencing in September 2010.

Narrative Disclosure to the Summary Compensation Table

Employment Agreements

We entered into an employment agreement with Mr. George Wung on January 12, 2009 pursuant to which, Mr. Wung will serve as Chief Financial Officer of the Company for a term of five years. During the first three years of the employment period, Mr. Wung shall be entitled to $54,000 per year, which will be subject to upward adjustments based upon the Chief Executive Officer’s periodic performance review. In addition to the foregoing base salary, Mr. Wung shall be eligible for an annual bonus at the end of each fiscal year end based upon the result of the annual performance review. In addition, subject to the approval of the Board of Directors, Mr. Wung shall also receive certain stock options.

We did not enter into any new employment agreements with any of our executives for the fiscal year ended December 31, 2010.

Outstanding Equity Awards at Fiscal Year-End.

At December 31, 2010, our director Michael Marks had 30,000 vested non-qualified stock options of the Company.

Option Exercises and Stock Vested

Our executives did not exercise any stock options.

Our independent director Michael Marks holds vested stock options to purchase a total 30,000 shares of common stock. Options to purchase 15,000 shares of the Company’s common stock vested on December 10, 2009 and became exercisable at $14.84 per share, which will expire on December 10, 2019. Options to purchase 15,000 shares of the Company’s common stock vested on June 10, 2010 and became exercisable at $13.67 per share, which will expire on June 10, 2020.

Pension Benefits

We do not provide our named executive officers a defined benefit plan in connection with their retirement.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not provide our named executive officers any compensation pursuant to a nonqualified plan.

Severance and Change of Control Agreements

We do not have any agreements or arrangements providing for payments to an executive officer in connection with any termination of the officer's employment or change of control of our Company.

2009 Equity Incentive Plan

On August 10, 2009, with the written consent of our majority stockholders, our Board of Directors adopted the Company’s 2009 Equity Incentive Plan (the “Incentive Plan”) The Incentive Plan gives us the ability to grant stock options, restricted stock, stock appreciation rights (SARs), and other stock-based awards (collectively, “Awards”) to employees or consultants of the Company or of any subsidiary of the Company and to non-employee members of our advisory board or our Board of Directors or the board of directors of any of our subsidiaries. Our Board of Directors believes that adoption of the Incentive Plan is in the best interests of our company and our stockholders because the ability to grant stock options and make other stock-based awards under the Incentive Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board of Directors or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success. Therefore, our Board of Directors believes the Incentive Plan will be a key component of our compensation program.

As of April 29, 2011, 790,000 shares of our common stock remained available for future grants under the Incentive Plan.

 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Stockholders”), to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports received by us, we believe that for the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to our officers, directors and 10% Stockholders were complied with.

Code of Ethics

We have adopted a code of business conduct and ethics for our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer.  In addition, we have adopted a supplemental code of ethics for our financial executives and all employees in our accounting department.  The text of our codes is posted on our Internet website at www.yidacn.net.  We intend to disclose any changes in or waivers from our codes of ethics that are required to be publicly disclosed by posting such information on our website or by filing with the Commission a Current Report on Form 8-K.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

Family Relationship

 Minhua Chen and Yanling Fan are husband and wife.

AUDIT –RELATED MATTERS-AUDIT FEES AND SERVICES

Friedman LLP served as our independent auditors for the year ended December 31, 2010. The Audit Committee pre-approves all services performed by our principal auditor. We anticipate that a representative of Friedman LLP will be available at the annual meeting to answer appropriate questions from our shareholders and the Audit Committee related to the audited and reviewed financial statements in 2010.  At the annual meeting our auditor will have the opportunity to make a statement if they do desire and a representative is expected to be available to respond to questions.

Kabani & Company, Inc. served as our independent auditors for the years ended December 31, 2009 and 2008. The Audit Committee pre-approves all services performed by our principal auditor.

Change of Accountant

On August 8, 2010, the Company accepted the resignation of BDO China Li Xin Da Hua CPA Co., Ltd (“BDO Li Xin Da Hua”), ceasing to act as our independent auditors and, on August 9, 2010 we engaged Friedman LLP (“Friedman”), an Independent Registered Public Accounting Firm, to serve as our independent auditors. The engagement of Friedman LLP was approved by our Audit Committee on August 9, 2010. BDO Li Xin Da Hua was appointed as our independent auditors on May 20, 2010.  BDO Li Xin Da Hua did not issue any audit report on our financial statements from the appointment date of May 20, 2010 to the date of resignation, August 8, 2010. The Company and BDO Li Xin Da Hua did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials from the date of engagement, May 20, 2010, through the date of resignation, August 8, 2010, which disagreements, if not resolved to the satisfaction of BDO Li Xin Da Hua, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  However, as noted, BDO Li Xin Da Hua did not audit any financial statements prior to its resignation. During the period from May 20, 2010 to the date of resignation, the Company did not experience any reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K except that BDO Li Xin Da Hua identified that the Company lacks a good system of internal controls, such as inadequate documentation for certain transactions and lack of competent and well trained personnel to furnish US GAAP based reporting documents to be filed. Prior to engaging Friedman, the Company has not consulted Friedman regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with Friedman regarding any disagreements with our prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. The Company obtained a letter from BDO Li Xin Da Hua addressed to the United States Securities and Exchange Commission stating it agrees with the statements presented in the Form 8-K the Company filed on August 11, 2010 and the letter was attached to the Form 8-K as Exhibit 16.1.

On May 20, 2010, the Company dismissed Kabani & Company, Inc. (“Kabani”) as our independent auditors and engaged BDO China Li Xin Da Hua CPA Co., Ltd. (BDO China), an Independent Registered Public Accounting Firm, to serve as our independent auditors. Kabani was dismissed as our independent registered public accounting firm effective on May 20, 2010. Kabani was dismissed as our independent registered public accounting firm effective on May 20, 2010.For the two most recent fiscal years ended December 31, 2009 and 2008, Kabani’s report on the financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The dismissal of Kabani and engagement of BDO China were approved by our Audit Committee. Kabani and the Company did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the fiscal year ended December 31, 2009 and 2008, and subsequent interim period ended March 31, 2010 and through the date of dismissal, which disagreements, if not resolved to the satisfaction of Kabani, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. During the fiscal years ended December 31, 2009 and 2008, and subsequent interim period ended March 31, 2010 and through the date of dismissal, we did not experience any reportable events. Prior to engaging BDO China, we have not consulted BDO China regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did us consult with BDO China regarding any disagreements with our prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. We did not have any disagreements with BDO China, and therefore, did not discuss any past disagreements with BDO China. The Company obtained a letter from Kabani addressed to the United States Securities and Exchange Commission stating it agrees with the statements presented in the Form 8-K the Company filed on May 24, 2010 and the letter was attached to the Form 8-K as Exhibit 16.1.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

Service Provided	Fiscal 2010	Fiscal 2009
Audit Fees
Annual Audit	$190,000	$119,000
Audit Related Fees
Assurances and Related Sources	0	0
Tax Fees	0	0
Tax Services
	0	0
All Other Fees
Fees for other services	0	8,500
Total Fees	$190,000	$127,000

Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to appoint or replace our independent auditor. Our Audit Committee is directly responsible for the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our independent auditor is engaged by, and reports directly to, our Audit Committee.

Our Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, all of which are approved by our Board prior to the completion of the audit.  Our Audit Committee has complied with the procedures set forth above and all services reported above were approved in accordance with such procedures.

Audit Committee Report

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2010 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management.  In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2010 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and Nasdaq, and meets all other requirements of Nasdaq and of such rules of the Commission.

Respectfully submitted by the Audit Committee,
Michael Marks
Chunyun Yin
Fucai Huang

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

Delivery of Documents to Stockholders Sharing an Address

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our common stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our Notice of Internet Availability of Proxy Materials, Annual Report, or proxy statement mailed to you, please submit a written request to Wei Zhang, Corporate Secretary, China Yida Holding, Co. U.S. Office, at 20955 Pathfinder Rd., #200-2 Diamond Bar, CA 91765, we will provide without charge to each person requesting a copy of our proxy statement, 2010 Annual Report or annual report on Form 10-K for the year ended December 31, 2010, including the financial statements filed therewith.  We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this proxy statement, as well as our 2010 Annual Report and annual report on Form 10-K for the year ended December 31, 2010, are available on our Internet website at www.yidacn.net.

Submission of Stockholder Proposals

Proposals of stockholders intended for presentation at our 2012 annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by December 30, 2011 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act.  If a stockholder intends to submit a proposal at our 2012 annual meeting of stockholders, which proposal is not intended to be included in our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than March 15, 2012 in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act.   As to all such matters which we do not have notice on or prior to March 15, 2011, discretionary authority shall be granted to the persons designated in our proxy related to the 2012 annual meeting of stockholders to vote on such proposal.

Other Matters

Other than as described above, our Board of Directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains the reports, proxy and information statements and other information regarding China Yida that we have filed electronically with the SEC. The address of the SEC’s internet site is http://www.sec.gov.

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, which has been filed with the SEC pursuant to the Securities Exchange Act of 1934, is available on our Internet website at www.yidacn.net. with this Proxy Statement. Copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to China Yida Holding, Co., at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003, or on the SEC’s internet website at www.sec.gov. specific request. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request.

By Order of the Board of Directors,
/s/ Minhua Chen
Minhua Chen
Chairman of the Board
Dated:   May 16, 2011

[Proxy Card]
PROXY

CHINA YIDA HOLDING, CO.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 26, 2011

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Minhua Chen and Yanling Fan, individually or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at at 10:00 a.m., local time, at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

(To Be Signed on Reverse Side.)

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

The Board of Directors recommends you vote FOR all nominees:
1.	ELECTION OF DIRECTORS. Minhua Chen, Yanling Fan, Michael Marks, Chunyu Yin and Fucai Huang
☐FOR all nominees, listed above (except as specified below). ☐WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
To ratify the appointment of Friedman LLP as the Company’s independent registered public accountants for fiscal year ending December 31, 2011.

☐ FOR. ☐ AGAINST. ☐ ABSTAIN.

3.	ADVISORY VOTE REGARDING THE COMPANY’S OVERALL PAY-FOR=PERFORMANCE EXECUTING COMPENSATION PROGRAM

☐ FOR. ☐ AGAINST. ☐ ABSTAIN.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4.	ADVISORY VOTE ON FREQUENCY OF SAY ON PAY VOTES

☐ 1 YEAR. ☐ 2 YEARS. ☐ 3 YEARS.
☐ ABSTAIN.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CHINA YIDA HOLDING, CO.
28/F, Yifa Building, No.111 Wusi Road,
Fuzhou City
Fujian Province
People’s Republic of China
350003

**Important Notice Regarding the Availability of Proxy Materials**

for the

2011 Annual Meeting of Stockholders

to Be Held on

June 26, 2011

The proxy statement and annual report on Form 10-K are available at www.yidacn.net.

Meeting Information		How to Vote

Date:	June 26, 2011	To vote, simply complete and mail the proxy card. Alternatively, you may elect to vote in person at the annual meeting. You will be given a ballot when you arrive.
Time:	10:00 AM (China Beijing Time) (10:00 PM EDT)

Location:	28/F, Yifa Building, No.111 Wusi Road,
Fuzhou City, Fujian Province P.R. China 350003

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of five directors for a term of one year or until the next annual meeting of stockholders

Nominees:	Minhua Chen Yanling Fan Michael Marks Chunyu Yin Fucai Huang

☐FOR all nominees, listed above (except as specified below). ☐WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
To ratify the appointment of Friedman LLP as the Company’s independent registered public accountants for fiscal year ending December 31, 2011.

☐ FOR. ☐ AGAINST. ☐ ABSTAIN.

3.	ADVISORY VOTE REGARDING THE COMPANY’S OVERALL PAY-FOR=PERFORMANCE EXECUTING COMPENSATION PROGRAM

☐ FOR. ☐ AGAINST. ☐ ABSTAIN.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4.	ADVISORY VOTE ON FREQUENCY OF SAY ON PAY VOTES

☐ 1 YEAR. ☐ 2 YEARS. ☐ 3 YEARS.
☐ ABSTAIN.

Exhibits:

1.	Form 10K for the year ended December 31, 2010, filed with the SEC on March 16, 2011.